Morgan Stanley Municipal Premium Income Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

San Diego                                                             Banc of
 Unified                                                              America
  School                                                             Securities
 District                                                               LLC,
   2003     08/07/     -     $98.46 $349,993  5,000,   1.43%   1.70  Citigroup,
 General      03             Variou   ,599      000             %     Merrill
Obligation                     s                                      Lynch &
  Bonds                                                              Co, Morgan
(Election                                                            Stanley &
 of 1998,                                                                Co
Series E)                                                            Incorporat
                                                                       ed, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, LOOP
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                     Ramirez &
                                                                       Co Inc


                                                                      Goldman
 New York                                                             Sachs &
   City                                                              Co, First
Municipal                                                              Albany
  Water                                                              Corporatio
 Finance    09/10/  2,218,   $97.81 $217,000  2,750,   1.26%   0.91  n, Merrill
Authority,    03      587             ,000      000             %     Lynch &
Water and                                                             Co, UBS
  Sewer                                                              Financial
  System                                                              Services
 Revenue                                                             Inc, Bear
  Bonds                                                              Stearns &
  Fiscal                                                              Co Inc,
   2004                                                              Citigroup
 Series A                                                              Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       first
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n



                                                                        UBS
   The                                                               Financial
Commonweal                                                            Services
  th of     10/01/           $114.3 $1,033,5  6,000,   0.58%   2.00  Inc, Bear
Massachuse    03               6       95,      000             %    Stearns &
   tts                                 000                            Co Inc,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                       Advest
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     CIBC World
                                                                      Markets,
                                                                       Corby
                                                                       North
                                                                       Bridge
                                                                     Securities
                                                                     , Eastern
                                                                        Bank
                                                                      Capital
                                                                      Markets
                                                                     Inc, First
                                                                       Albany
                                                                     Corporatio
                                                                     n, Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                       Mellon
                                                                     Financial
                                                                      Markets
                                                                        Inc,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                     Oppenheime
                                                                      r & Co,
                                                                      Quick &
                                                                       Reilly
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n